UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2021

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of Southwestern Energy Company (the “Company”), the shareholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

JOHN D. GASS	For:	521,791,487
	Against:	9,390,456
	Abstain:	229,005
	Nonvotes:	50,558,088

SYLVESTER P. “CHIP” JOHNSON	For:	528,606,747
	Against:	2,555,311
	Abstain:	248,889
	Nonvotes:	50,558,088

CATHERINE A. KEHR	For:	520,859,750
	Against:	10,270,735
	Abstain:	280,462
	Nonvotes:	50,558,088

GREG D. KERLEY	For:	525,488,444
	Against:	5,694,831
	Abstain:	227,672
	Nonvotes:	50,558,088

JON A. MARSHALL	For:	447,038,440
	Against:	84,116,180
	Abstain:	256,328
	Nonvotes:	50,558,088

PATRICK M. PREVOST	For:	526,661,089
	Against:	4,496,133
	Abstain:	253,725
	Nonvotes:	50,558,088

ANNE TAYLOR	For:	528,034,979
	Against:	3,117,260
	Abstain:	258,709
	Nonvotes:	50,558,088

DENIS J. WALSH III	For:	528,213,185
	Against:	2,938,507
	Abstain:	259,256
	Nonvotes:	50,558,088

WILLIAM J. WAY	For:	527,925,916
	Against:	3,172,813
	Abstain:	321,412
	Nonvotes:	50,558,088
In addition, the following proposals were voted at the Annual Meeting:

With respect to the advisory vote regarding the compensation of the Company’s named executive officers disclosed in the proxy statement, which vote is referred to as the “say-on-pay vote,” the shareholders have approved the compensation of the Company’s named executive officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	514,881,932
Against:	14,232,650
Abstain:	2,287,171
Nonvotes:	50,558,088
The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2021 was approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	579,169,368
Against:	2,495,303
Abstain:	304,364
The shareholder proposal as set forth in the proxy statement to amend the Company's bylaws to give holders in the aggregate of 10% of the outstanding shares of common stock the power to call a special meeting was not approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	127,746,691
Against:	402,340,078
Abstain:	1,324,179
Nonvotes:	50,558,088

SECTION 8 - Other Events
Item 8.01 Other Events.
At the Special Meeting of the Board of Directors of the Company held immediately following the Annual Meeting, the Board of Directors of the Company re-appointed Catherine A. Kehr as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: May 21, 2021	By:	/s/ CHRIS LACY
		Name:	Chris Lacy
		Title:	Vice President, General Counsel and Secretary